UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2006

WILSHIRE ENTERPRISES, INC.
(Exact name of Registrant as specified in its charter)

Delaware	1-4673	84-0513668
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

1 Gateway Center, Newark, NJ		07102
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code)		(201) 420-2796

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

On May 5, 2006, Wilshire Enterprises, Inc. (the “Company”) issued a press release announcing that its Board of Directors has approved an extraordinary cash distribution of $3.00 per share, which will be paid on June 29, 2006 to stockholders of record as of the close of business on May 25, 2006. The press release is set forth in Exhibit 99.1 annexed hereto.

ITEM 9.01. Financial Statements and Exhibits

(c)    Exhibits

The following exhibit is included with this report:

Exhibit Number	Description

99.1	Press release, dated May 5, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WILSHIRE ENTERPRISES, INC. (Registrant)

Date: May 5, 2006	By:	/s/ S. Wilzig Izak
S. Wilzig Izak
Chairman of the Board

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated May 5, 2006